UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2018

Date of report (Date of earliest event reported)

Nuvera Communications, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, Minnesota 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K/A amends the Current Report on Form 8-K filed by Nuvera Communications, Inc. (“Nuvera” or the “Company”) on July 31, 2018 in connection with the acquisition described in Item 2.01 below that was completed on July 31, 2018. This amended Form 8-K/A is being filed to include the financial information required by Item 9.01.

Item 2.01 Completion of Acquisition or Deposition of Assets

Completion of the Nuvera acquisition of Scott-Rice Telephone Company (“Scott-Rice”)

On July 31, 2018, the Company announced that it had completed its acquisition of Scott-Rice Telephone Company (Scott-Rice) from Allstream Business U.S., LLC, an affiliate of Zayo Group Holdings, Inc. (Zayo) for $42 million in cash. Scott-Rice provides phone, video and internet services with over 18,000 connections, serving the communities of Prior Lake, Savage, Elko and New Market, Minnesota. The combined Nuvera-Scott-Rice company will have approximately 66,000 connections. Concurrent with the acquisition of Scott-Rice, Nuvera entered into an amended credit facility with its principal lender, CoBank.

ITEM 9.01      Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The following audited financial statements of Scott-Rice are filed with this Report as Exhibit 99.1:

•    Independent Registered Public Accounting Firm’s Report for the period as of December 31, 2017.

•    Balance Sheets as of December 31, 2017.

•    Statement of Operations for the Period March 1, 2017 to December 31, 2017.

•    Statement of Invested Equity for the Period March 1, 2017 to December 31, 2017.

•    Statement of Cash Flows for the Period March 1, 2017 to December 31, 2017.

•    Notes to Financial Statements.

The following unaudited financial statements of Scott-Rice are filed with this Report as Exhibit 99.2:

•    Balance Sheets as of March 31, 2018 and December 31, 2017.

•    Statement of Operations for the Three Months Ended March 31, 2018 and the One Month Ended March 31, 2017.

•    Statements of Invested Equity for the Three Months Ended March 31, 2018 and the One Month Ended March 31, 2017.

•    Statement of Cash Flows for the Three Months Ended March 31, 2018 and the One Month Ended March 31, 2017.

•    Notes to Financial Statements.

(b)          Pro Forma Financial Information

            The following unaudited pro forma combined condensed financial statements of Nuvera and Scott-Rice are filed with this Report as Exhibit 99.3:

•   Introduction to Pro Forma Combined Condensed Financial Information

•   Pro Forma Combined Condensed Balance Sheet as of December 31, 2017

•   Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2017

•   Notes to Pro Forma Combined Condensed Financial Statements

            The following unaudited pro forma combined condensed financial statements of Nuvera and Scott-Rice are filed with this Report as Exhibit 99.4:

•   Introduction to Pro Forma Combined Condensed Financial Information

•   Pro Forma Combined Condensed Balance Sheet as of March 31, 2018

•   Pro Forma Combined Condensed Statement of Income for the three months ended March 31, 2018

•   Notes to Pro Forma Combined Condensed Financial Statements

(c)         Exhibits

23.1  Consent of Independent Registered Public Accounting Firm.

99.1    Financial Statements of Scott-Rice, for the Period as of Ended December 31, 2017.

99.2    Financial Statements of Scott-Rice, for the Three Months Ended March 31, 2018 and the One Month Ended March 31, 2017.

99.3    Nuvera Unaudited Pro Forma Combined Condensed Financial Statements for the Year Ended December 31, 2017.

99.4    Nuvera Unaudited Pro Forma Combined Condensed Financial Statements for the Three Month Ended March 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvera Communications, Inc.

Date: August 13, 2018	By:	/s/Curtis O. Kawlewski
Curtis O. Kawlewski
Its: Chief Financial Officer

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